Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

MARCH 2026 MONTHLY DIVIDEND AND

 FEBRUARY 28, 2026 RMBS PORTFOLIO CHARACTERISTICS

●	March 2026 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of February 28, 2026
●	Next Dividend Announcement Expected April 15, 2026

Vero Beach, Fla., March 18, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of March 2026. The dividend of $0.12 per share will be paid April 29, 2026 to holders of record of the Company’s common stock on March 31, 2026, with an ex-dividend date of March 31, 2026. The Company plans on announcing its next common stock dividend on April 15, 2026.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of March 18, 2026, the Company had 195,511,115 shares of common stock outstanding. As of February 28, 2026, the Company had 193,621,550 shares of common stock outstanding. As of December 31, 2025, the Company had 181,985,900 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of February 28, 2026 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Dec-25 -
									Feb-26	Feb-26
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Mar)	in Mar)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$326,264	$299,711	2.69%	91.86	3.00%	3.52%	58	295	7.0%	6.6%	$8,732	$(8,810)
30yr 3.5	37,847	35,791	0.32%	94.57	3.50%	4.30%	77	264	0.7%	0.9%	1,019	(1,044)
30yr 4.0	49,857	48,978	0.44%	98.24	4.00%	4.77%	81	274	11.2%	10.1%	1,150	(1,207)
30yr 4.5	265,635	263,886	2.36%	99.34	4.50%	5.44%	44	311	7.6%	6.6%	4,593	(5,413)
30yr 5.0	1,712,485	1,731,362	15.51%	101.10	5.00%	6.00%	12	346	5.5%	5.5%	23,967	(32,392)
30yr 5.5	3,423,264	3,524,995	31.58%	102.97	5.50%	6.46%	11	345	8.9%	7.9%	32,132	(49,754)
30yr 6.0	3,220,440	3,346,156	29.98%	103.90	6.00%	6.93%	15	340	18.7%	17.1%	17,518	(29,450)
30yr 6.5	1,602,011	1,684,327	15.09%	105.14	6.50%	7.39%	18	338	22.5%	20.1%	5,701	(8,992)
30yr 7.0	202,017	213,445	1.91%	105.66	7.00%	7.95%	28	323	22.5%	33.4%	1,329	(1,521)
30yr Total	10,839,820	11,148,651	99.89%	102.85	5.63%	6.56%	16	339	13.5%	12.7%	96,141	(138,583)
Total Pass-Through RMBS	10,839,820	11,148,651	99.89%	102.85	5.63%	6.56%	16	339	13.5%	12.7%	96,141	(138,583)
Structured RMBS
IO 20yr 4.0	5,133	400	0.00%	7.80	4.00%	4.56%	169	65	6.6%	9.1%	1	(2)
IO 30yr 4.0	62,040	11,336	0.10%	18.27	4.00%	4.60%	137	213	4.2%	5.7%	(144)	15
IO 30yr 4.5	2,713	487	0.00%	17.96	4.50%	4.99%	187	159	7.8%	8.7%	(5)	1
IO 30yr 5.0	1,422	283	0.00%	19.91	5.00%	5.37%	188	159	0.9%	1.8%	(5)	-
IO Total	71,308	12,506	0.11%	17.54	4.04%	4.62%	143	199	4.5%	6.0%	(153)	14
IIO 30yr 4.0	15,796	174	0.00%	1.10	0.14%	4.40%	101	247	11.6%	16.7%	616	(172)
Total Structured RMBS	87,104	12,680	0.11%	14.56	3.33%	4.58%	135	208	5.8%	8.0%	463	(158)

Total Mortgage Assets	$10,926,924	$11,161,331	100.00%		5.61%	6.55%	17	338	13.4%	12.7%	$96,604	$(138,741)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Oct-26	$(2,584)	$2,584
10-Year Treasury Future(2)	(53,000)	Jan-33	(1,760)	1,727
10-Year Ultra Treasury Future(3)	(60,000)	Nov-35	(2,775)	2,651
ERIS SOFR Swap Futures	(10,000)	Mar-31	(228)	221
Swaps	(6,409,800)	May-30	(126,338)	122,629
TBA Short	(272,000)	Mar-26	(1,171)	1,925
Hedge Total	$(7,194,800)		$(134,856)	$131,737
Rate Shock Grand Total			$(38,252)	$(7,004)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Ten-year Treasury futures contracts were valued at prices of $113.81 at February 28, 2026. The market value of the short position was $60.3 million.
(3)	Ten-year Ultra Treasury futures contracts were valued at prices of $116.73 at February 28, 2026. The market value of the short position was $70.0 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 28, 2026
Fannie Mae	$5,614,215	50.3%
Freddie Mac	5,547,116	49.7%
Total Mortgage Assets	$11,161,331	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of February 28, 2026
Non-Whole Pool Assets	$619,428	5.5%
Whole Pool Assets	10,541,903	94.5%
Total Mortgage Assets	$11,161,331	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of February 28, 2026	Borrowings	Debt	Rate	in Days	Maturity
Citigroup Global Markets Inc	$510,479	4.8%	3.80%	11	3/23/2026
Hidden Road Partners Civ US LLC	504,581	4.8%	3.78%	78	5/28/2026
ABN AMRO Bank N.V.	497,585	4.7%	3.80%	71	5/26/2026
The Bank of Nova Scotia	492,553	4.6%	3.79%	20	3/23/2026
Marex Capital Markets Inc.	485,672	4.6%	3.79%	28	4/14/2026
South Street Securities, LLC	482,527	4.5%	3.84%	106	11/13/2026
J.P. Morgan Securities LLC	482,370	4.5%	3.78%	26	3/26/2026
Wells Fargo Securities, LLC	476,655	4.5%	3.81%	20	5/21/2026
RBC Capital Markets, LLC	458,288	4.3%	3.86%	118	7/27/2026
Merrill Lynch, Pierce, Fenner & Smith	452,722	4.3%	3.80%	13	3/23/2026
Daiwa Securities America Inc.	451,139	4.3%	3.94%	49	5/18/2026
ASL Capital Markets Inc.	450,335	4.2%	3.85%	55	9/21/2026
Bank of Montreal	431,115	4.1%	3.79%	13	3/13/2026
StoneX Financial Inc.	426,694	4.0%	3.79%	23	3/23/2026
Cantor Fitzgerald & Co	419,038	3.9%	3.79%	25	3/27/2026
DV Securities, LLC Repo	406,310	3.8%	3.78%	101	8/21/2026
Clear Street LLC	399,651	3.8%	3.79%	16	3/19/2026
Goldman, Sachs & Co	381,962	3.6%	3.78%	26	3/26/2026
ING Financial Markets LLC	381,030	3.6%	3.79%	11	3/11/2026
Banco Santander SA	363,048	3.4%	3.78%	24	5/19/2026
Mirae Asset Securities (USA) Inc.	340,588	3.2%	3.79%	22	4/8/2026
Brean Capital, LLC	288,543	2.7%	3.79%	17	3/23/2026
Mitsubishi UFJ Securities (USA), Inc.	252,183	2.4%	3.81%	23	3/23/2026
MUFG Securities Canada, Ltd.	240,100	2.3%	3.80%	2	3/2/2026
Nomura Securities International, Inc.	200,611	1.9%	3.92%	16	3/16/2026
Mizuho Securities USA LLC	200,457	1.9%	3.79%	45	5/19/2026
Natixis, New York Branch	100,664	0.9%	3.79%	27	3/27/2026
Lucid Prime Fund, LLC	32,741	0.3%	3.78%	12	3/12/2026
Total Borrowings	$10,609,641	100.0%	3.81%	39	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400